UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2011

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2011, Auxilium Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). Proposals to be voted on by stockholders included:

1.	The election of nine directors to hold office until the Company’s 2012 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	The approval of the amendment and restatement of the Auxilium Pharmaceuticals, Inc. 2004 Equity Compensation Plan (the “Plan”) to increase the number of shares of Company common stock authorized for issuance under the Plan by 3,750,000 shares from 10,650,000 to 14,400,000 shares, subject to the limitation that of those 3,750,000 shares only 3,000,000 shares may be issued pursuant to stock awards, stock units and other equity-based awards (other than stock appreciation rights);

3.	The ratification of the selection by the Audit and Compliance Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

4.	The approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related materials disclosed in the Proxy Statement for the Meeting; and

5.	The approval, on an advisory basis, of an annual advisory vote on the compensation of our named executive officers.

There were 47,838,874 shares of common stock eligible to vote. 40,645,654 votes (84.96% of the outstanding shares) were cast. The results for each of the proposals were as follows:

1.	Election of Directors to serve until the 2012 Annual Meeting of Stockholders or until their successors are elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Rolf A. Classon	38,377,977	168,100	2,099,577
Al Altomari	38,514,661	31,416	2,099,577
Armando Anido	38,526,539	19,538	2,099,577
Peter C. Brandt	38,515,761	30,316	2,099,577
Oliver S. Fetzer, Ph.D.	38,378,777	167,300	2,099,577
Paul A. Friedman, M.D.	38,390,799	155,278	2,099,577
Renato Fuchs, Ph.D.	38,526,689	19,388	2,099,577
Nancy S. Lurker	33,074,961	5,471,116	2,099,577
William T. McKee	38,514,961	31,116	2,099,577

2.	Approval of the amendment and restatement of the Plan to increase the number of shares of Company common stock authorized for issuance under the Plan by 3,750,000 shares from 10,650,000 to 14,400,000 shares, subject to the limitation that of those 3,750,000 shares, only 3,000,000 shares may be issued pursuant to stock awards, stock units and other equity-based awards (other than stock appreciation rights):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,600,545	5,917,833	27,699	2,099,577

3.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011:

FOR	AGAINST	ABSTAIN
40,579,485	38,325	27,844

4.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,432,599	84,566	28,912	2,099,577

5.	Approval, on an advisory basis, of an annual advisory vote on the compensation of the Company’s named executive officers:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
36,239,508	4,512	2,272,164	29,893	2,099,577

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: June 20, 2011	By:	/s/ James E. Fickenscher
James E. Fickenscher
Chief Financial Officer

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